UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.
(Exact name of Registrant as specified in charter)

Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Address of Principal Executive Offices)

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	February 28, 2018

Date of reporting period:	February 28, 2018

ITEM 1.  REPORT TO STOCKHOLDERS

JAPAN SMALLER CAPITALIZATION FUND, INC.

April 26, 2018

To Our Shareholders:

We present the Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the fiscal year ended February 28, 2018.

The net asset value per share (“NAV”) of the Fund increased by 32.2% and the closing market price of the Fund (on the New York Stock Exchange) increased by 36.0% after giving effect to the reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions for the fiscal year ended February 28, 2018. The closing market price of the Fund on February 28, 2018 was $12.48, representing a discount of 10.9% to the NAV of $14.01. The net assets of the Fund totaled $397,087,083 on February 28, 2018.

The Russell/Nomura Small Cap™ Index, the Fund’s benchmark (“Benchmark”), increased by 29.7% in United States (“U.S.”) dollar terms. During the fiscal year ended February 28, 2018, the Fund outperformed the Benchmark by 2.5% on a NAV basis. The Tokyo Price Index (the “TOPIX”), a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), increased by 21.1% and the Nikkei Stock Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, increased by 21.3% in U.S. dollar terms for the year ended February 28, 2018. The Japanese yen (“Yen”) appreciated by 4.9% against the U.S. dollar during the fiscal year ended February 28, 2018.

For the quarter ended February 28, 2018, the Benchmark increased by 5.7%, the TOPIX increased by 3.9%, and the Nikkei increased by 2.3% in U.S. dollar terms. The NAV of the Fund increased by 6.5% and outperformed the Benchmark by 0.8%. The Fund’s share price increased by 5.1% during the quarter. The Yen appreciated by 5.1% against the U.S. dollar during the quarter.

Investment Strategy

The Fund invests in undervalued stocks that offer fundamental strength and potential for improvement. The Fund performs extensive fundamental research to identify stocks that can create shareholder value. The Fund focuses on companies that are leaders in certain niche markets, companies with large or expanding market shares, stocks with superior shareholder distribution policies, and stocks that offer good growth prospects. In the Japanese small cap equity market, valuation anomalies do exist and can be exploited through active management. There are a number of factors that the Fund considers when selling an investment, including a stock which appears fully valued, unexpected deterioration in earnings or a substantial loss that impairs the company’s net assets, and a stock’s diminishing potential given declining competitiveness due to a change of business environment or failure of business strategy.

Performance

In terms of the sector allocation strategy, underweight positions in the Banks and Transportation Equipment sectors produced positive contributions, although sector returns were eroded by overweight positions in the Iron and Steel and Warehousing sectors.

Relative performance was positively impacted by Espec Corp. in the Electric Appliances sector, Seiren Co., Ltd. in the Textiles and Apparels sector, and OBIC Co., Ltd. in the Information and Communication sector. Conversely, relative performance was negatively impacted by Osaka Steel Co., Ltd. in the Iron and Steel sector and The Akita Bank, Ltd. in the Banks sector.

Market Review

The Benchmark increased by 23.4% and outperformed the TOPIX index, which increased by 15.2% in local currency terms, for the fiscal year ended February 28, 2018. The Japanese equity market posted a steep downturn at the beginning of the review period given concerns over geopolitical risks. The Japanese equity market later recovered to a strong rally through January 2018 driven by a sustained positive outlook for corporate earnings and then experienced a steep and sudden correction in February 2018.

The Japanese equity market fell at the start of the review period as it faced risk factors such as concerns about the ability of the Trump administration to pass key legislation in the U.S. and geopolitical risks such as North Korea's missile launch and increased U.S. military involvement in the Syria conflict. In mid-April 2017, the Japanese equity market rebounded after economic dialogue between the U.S. and Japan resulted in no indications of negative changes to the bilateral trade policy even though the U.S. administration displayed strong willingness to reform the tax system. From the end of April to the beginning of May 2017, the Japanese equity market posted a strong rally as Emanuel Macron, a candidate that supports the European Union (“EU”), took the lead in the French presidential elections.

Earnings results for the fiscal year ended March 2017 and expectations for the fiscal year ended March 2018 from Japanese companies were announced mid-May 2017. The sustained positive outlook for corporate earnings for the fiscal year ended March 2018 helped the Japanese equity market extend its gains from May to July 2017.

From August to mid-September 2017, strong quarterly earnings results from Japanese companies supported the equity market, while geopolitical uncertainties such as North Korea’s threats to launch a missile towards the U.S. territory of Guam, caused some deterioration in broad market sentiment. The Japanese equity market appreciated strongly from October through December 2017, despite a temporary correction in November, as solid earnings prospects for Japan’s corporate sector and stabilizing political conditions supported an improvement in investor sentiment given fewer developments concerning North Korea’s weapons program.

Since the start of 2018, earnings prospects for Japanese companies continued positive momentum and supported the equity market as the latest quarterly earnings figures were released. However, global equity markets experienced a steep and sudden correction during the first half of February 2018. A sudden increase in long-term interest rates in the U.S. on news of strong wage data triggered a hike in volatility across the global financial markets. At the same time, the Yen strengthened against the U.S. dollar during February 2018 which had a negative impact on the near-term growth prospects of export oriented Japanese stocks.

Outlook and Future Strategy

Despite a surge in financial market volatility during February 2018, the outlook for continued moderate growth in the global economy remains unchanged. The recent uptick in market volatility appears to have been triggered primarily by the rise in U.S. bond yields in reaction to evidence of stronger wage growth in January 2018 and rising expectations for more rapid interest rate tightening under the new Federal Reserve Chairman Jerome Powell. The Fund believes in both cases that higher inflationary expectations are driven by positive fundamental factors, including higher wages and resilient consumption. Therefore, the recent market turmoil may have little influence on the fundamental outlook. The U.S. economic growth is expected to remain steady, fueled by robust consumption and partly supported by President Trump’s administration’s tax cuts, as well as additional growth in U.S. government expenditure. Compared with other major central banks, the Bank of Japan has not stated potential changes in monetary policy, so higher interest rates driven by robust U.S. economic fundamentals would not necessarily be negative for the Japanese stock market.

The Yen’s recent strength, despite a widening Japanese and U.S. interest rate gap, is a concern. If companies start to assume a Yen-dollar rate of 105 or 100 and issue earnings guidance that is below consensus for the next fiscal year, then it could overshadow investor sentiment over the next few months. For now, the Japanese equity and currency markets are expected to remain susceptible to speculation about the monetary policy outlook by major central banks.

Aside from the currency outlook, corporate earnings appear likely to remain resilient. As of the beginning of March 2018, estimates for pre-tax profit growth for Japanese large cap stocks were 18.6% year over year (“yoy”) for fiscal year ended March 31, 2018 and 8.5% (yoy) for fiscal year ending March 31, 2019 based on an exchange rate assumption of 111 Yen-dollar rate. The estimate of the negative impact from a 5% Yen appreciation against the U.S. dollar on the fiscal year ended March 31, 2018 earnings growth rate of Japanese large cap stocks is approximately two percentage points. Given the increasing local production ratio and improved profitability, there has been a steady decline in the currency sensitivity of Japanese corporate earnings. As long as the Federal Reserve does not overcompensate in its interest rate normalization phase, thereby stalling the U.S. and global economy, the Fund expects the Japanese corporate sector to report sustained earnings growth even towards the next fiscal year.

The Fund appreciates your continuing support.

Sincerely,

Yutaka Itabashi
President

DISCLOSURES

Sources: Nomura Asset Management U.S.A. Inc., Nomura Asset Management Co., Ltd., and Bloomberg L.P. Past performance is not indicative of future results. There is a risk of loss.

The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions. The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice. This material should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s  investment policy and objective, the characteristics and quality  of the Fund’s investments, the size of the Fund, and variations in the Yen/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged. An index cannot be directly invested into.

Certain information discussed in this report may constitute foward-looking statements within the meaning of the U.S. federal securities laws. The Fund believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions and can give no assurance that the Fund’s expectations will be achieved. Foward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.

The Russell/Nomura Small Cap™ Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total Market™ Index. It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total Market™ Index. As of February 28, 2018, there are 1,247 securities in the Russell/Nomura Small Cap™ Index.

SHAREHOLDERS ACCOUNT INFORMATION
Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

PROXY VOTING
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s web site at http://www.sec.gov.
Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FUND CERTIFICATIONS
In December 2017, the Fund filed its Principal Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.
The Fund’s Principal Executive Officer and Principal Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s web site at http://www.sec.gov.

SHARE REPURCHASES
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may repurchase shares of its common stock in the open market.

INTERNET WEBSITE
Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund.
The  Internet  web  address  is http://funds.nomura-asset.com.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FUND HIGHLIGHTS—FEBRUARY 28, 2018 (Unaudited)

KEY STATISTICS
Net Assets	$397,087,083
Net Asset Value per Share	$14.01
Market Price	$12.48
Percentage Change in Net Asset Value per Share*+	32.2%
Percentage Change in Market Price*+	36.0%

MARKET INDICES
Percentage change in market indices:*
	YEN	U.S.$
Russell/Nomura Small Cap™ Index	23.4%	29.7%
Tokyo Price Index	15.2%	21.1%
Nikkei Stock Average Index	15.4%	21.3%

*From March 1, 2017 through February 28, 2018.
+Reflects the percentage change in share price adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.

INDUSTRY DIVERSIFICATION

	% of Net Assets		% of Net Assets
Retail Trade	19.2	Transportation and Warehousing	3.9
Wholesale Trade	14.2	Banks	2.9
Chemicals	11.6	Electric Appliances	2.7
Machinery	6.1	Real Estate	2.2
Construction	4.9	Financing Business	1.8
Services	4.8	Utilities	1.7
Iron and Steel	4.8	Textiles and Apparel	1.7
Other Products	4.5	Transportation Equipment	1.5
Metal Products	4.4	Food	1.5
Information and Communication	4.4	Precision Instruments	0.9

TEN LARGEST EQUITY HOLDINGS BY FAIR VALUE

Security	Fair Value	% of Net Assets
SIIX Corporation	$13,534,800	3.4
Ryoden Corporation	13,394,176	3.4
Amiyaki Tei Co., Ltd.	11,907,348	3.0
Oiles Corporation	11,149,274	2.8
H.I.S. Co., Ltd.	9,914,073	2.5
Daikokutenbussan Co., Ltd.	9,504,488	2.4
Osaka Steel Co., Ltd.	9,281,360	2.4
Toenec Corporation	9,229,894	2.3
Matsuda Sangyo Co., Ltd.	8,526,055	2.1
Okinawa Cellular Telephone Company	8,217,097	2.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Japan Smaller Capitalization Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Japan Smaller Capitalization Fund, Inc. (the Fund) as of February 28, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended February 28, 2014 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their reported dated April 24, 2014.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Nomura Asset Management U.S.A. Inc. investment companies since 2015.

Boston, Massachusetts
April 26, 2018

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS*
FEBRUARY 28, 2018

	Shares	Cost	Fair Value	% of Net Assets
JAPANESE EQUITY SECURITIES
Banks
Fukuoka Financial Group, Inc.	203,000	$1,141,310	$1,049,032	0.3
General banking services
The Akita Bank, Ltd.	124,700	3,528,769	3,357,690	0.8
General banking services
The Bank of Okinawa, Ltd.	28,400	1,154,947	1,145,322	0.3
General banking services
The Keiyo Bank, Ltd.	235,000	1,085,199	1,115,217	0.3
General banking services
The Musashino Bank, Ltd.	33,100	1,109,419	1,117,562	0.3
General banking services
The Taiko Bank, Ltd.	91,700	1,859,544	2,039,976	0.5
General banking services
The Yamanashi Chuo Bank, Ltd.	429,000	1,872,515	1,762,270	0.4
General banking services
Total Banks		11,751,703	11,587,069	2.9

Chemicals
Adeka Corporation	204,800	3,088,020	3,758,909	0.9
Manufactures chemical and food products
C. Uyemura & Co., Ltd.	60,500	2,813,968	4,681,125	1.2
Plating chemicals
Fujikura Kasei Co., Ltd.	982,500	5,146,762	6,238,242	1.6
Specialty coating materials and fine chemicals
Koatsu Gas Kogyo Co., Ltd.	593,900	3,705,688	5,057,549	1.3
High-pressured gases and chemicals
Sakata Inx Corporation	481,000	7,131,308	6,396,793	1.6
Manufactures printing ink
Sekisui Jushi Corporation	236,100	3,694,469	5,456,041	1.4
Manufactures plastics and other resin materials
Shikoku Chemicals Corporation	86,100	856,390	1,220,944	0.3
Manufactures chemical products
Tenma Corporation	341,500	5,621,221	7,026,973	1.8
Manufactures synthetic resin products
T&K Toka Co., Ltd.	166,400	1,618,048	2,163,005	0.5
Manufactures specialized inks for printing applications
Yushiro Chemical Industry Co., Ltd.	235,200	3,122,413	4,208,784	1.0
Manufactures metalworking fluids
Total Chemicals		36,798,287	46,208,365	11.6

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS*—(Continued)
FEBRUARY 28, 2018

	Shares	Cost	Fair Value	% of Net Assets
Construction
Taihei Dengyo Kaisha, Ltd.	18,200	$391,894	$422,092	0.1
Construction of thermal and nuclear plant facilities
Toenec Corporation	300,500	8,202,818	9,229,894	2.3
Construction of comprehensive building facilities
Totetsu Kogyo Co., Ltd.	197,600	5,977,667	6,310,227	1.6
Operates construction-related businesses
Yondenko Corporation	60,900	1,202,860	1,579,259	0.4
Construction of electrical distribution systems
Yurtec Corporation	247,100	1,942,939	1,965,213	0.5
Engineering company
Total Construction		17,718,178	19,526,685	4.9

Electric Appliances
Kitagawa Industries Co., Ltd.	290,500	3,015,732	4,075,855	1.0
Manufactures various industrial and consumer products
Koito Manufacturing Co., Ltd.	61,700	2,427,772	4,311,043	1.1
Manufactures lighting equipment
Mabuchi Motor Co., Ltd.	14,900	764,032	772,774	0.2
Manufactures small motors
Maxell Holdings, Ltd.	76,000	1,286,345	1,554,570	0.4
Manufactures media devices, batteries and electrical appliances
Total Electric Appliances		7,493,881	10,714,242	2.7

Financing Business
Hitachi Capital Corporation	117,500	2,709,090	3,071,254	0.8
General financial services
Ricoh Leasing Company, Ltd.	115,700	3,882,865	3,928,103	1.0
Leasing and financial services
Total Financing Business		6,591,955	6,999,357	1.8

Food
Japan Meat Co., Ltd.	98,000	1,645,503	1,727,925	0.5
Supermarket business and operation of eating-out stores
Kameda Seika Co., Ltd.	83,900	3,953,844	4,036,642	1.0
Manufactures confectioneries
Total Food		5,599,347	5,764,567	1.5

Information and Communication
NS Solutions Corporation	94,800	2,094,569	2,542,818	0.7
System consulting services and software development
OBIC Co., Ltd.	52,700	2,892,193	4,418,645	1.1
Computer System Integration

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS*—(Continued)
FEBRUARY 28, 2018
	Shares	Cost	Fair Value	% of Net Assets
Okinawa Cellular Telephone Company	215,800	$6,314,448	$8,217,097	2.1
Telecommunications
Otsuka Corporation	22,700	1,206,649	2,122,570	0.5
Computer information system developer
Total Information and Communication		12,507,859	17,301,130	4.4

Iron and Steel
Chubu Steel Plate Co., Ltd.	215,100	1,024,211	1,706,679	0.4
Manufactures steel-related products
Mory Industries Inc.	36,400	546,520	1,244,342	0.3
Manufactures steel tubing products
Nichia Steel Works, Ltd.	2,033,300	5,975,608	6,826,930	1.7
Manufactures steel-related products
Osaka Steel Co., Ltd.	455,000	8,522,912	9,281,360	2.4
Manufactures steel-related products
Total Iron and Steel		16,069,251	19,059,311	4.8

Machinery
Hisaka Works, Ltd.	400,500	3,363,243	4,154,307	1.0
Manufactures heat exchangers and other machinery
Miura Co., Ltd.	69,400	1,393,800	1,962,401	0.5
Manufactures boilers and related products
Nippon Pillar Packing Co., Ltd.	92,400	899,649	1,474,067	0.4
Manufactures mechanical seals
Nitto Kohki Co., Ltd.	147,700	3,138,752	4,162,612	1.1
Manufactures machine tools and motor pumps
Oiles Corporation	507,380	8,882,525	11,149,274	2.8
Manufactures bearing equipment
Shibuya Kogyo Co., Ltd.	13,900	215,939	576,081	0.1
Packing plant business
Yamashin-Filter Corporation	50,000	78,982	641,501	0.2
Manufactures filters
Total Machinery		17,972,890	24,111,243	6.1

Metal Products
Dainichi Co., Ltd.	284,900	2,083,541	2,450,207	0.6
Manufactures oil heating equipment
Neturen Co., Ltd.	381,500	2,859,357	3,857,041	1.0
Manufactures steel bars and induction heating equipment
NHK Spring Co., Ltd.	298,700	2,940,877	3,165,590	0.8
Manufactures automobile-related products
Piolax, Inc.	132,600	2,345,257	3,698,498	0.9
Manufactures automobile-related products
Rinnai Corporation	48,800	4,278,753	4,398,293	1.1
Manufactures heating appliances and components
Shinpo Co., Ltd.	1,800	12,441	25,913	0.0
Manufactures smokeless roasters
Total Metal Products		14,520,226	17,595,542	4.4

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS*—(Continued)
FEBRUARY 28, 2018

	Shares	Cost	Fair Value	% of Net Assets
Other Products
Fuji Seal International, Inc.	61,800	$1,154,730	$2,031,503	0.5
Packaging-related materials and machinery
Komatsu Wall Industry Co., Ltd.	20,300	355,390	498,242	0.1
Manufactures various partitions
Nishikawa Rubber Co., Ltd.	265,500	4,273,503	6,115,526	1.5
Manufactures rubber automobile parts
Pigeon Corporation	84,300	2,564,604	3,443,156	0.9
Manufactures baby care products
The Pack Corporation	166,300	4,381,223	5,794,181	1.5
Manufactures paper and chemical products
Total Other Products		12,729,450	17,882,608	4.5

Precision Instruments
Nakanishi Inc.	61,400	2,309,357	3,426,307	0.9
Manufactures dental instruments
Total Precision Instruments		2,309,357	3,426,307	0.9

Real Estate
Daibiru Corporation	152,000	1,563,796	1,890,288	0.5
Real estate leasing and building management
Keihanshin Building Co., Ltd.	245,700	1,508,211	1,995,556	0.5
Real estate leasing and building management
Sanyo Housing Nagoya Co., Ltd.	277,100	2,714,972	3,212,151	0.8
Designs and constructs housing
Starts Corporation Inc.	68,100	1,363,274	1,806,845	0.4
Construction, leasing and management of real estate
Total Real Estate		7,150,253	8,904,840	2.2

Retail Trade
ABC-Mart, Inc.	98,300	5,370,845	6,269,074	1.6
Retail sales of shoes
AIN Holdings Inc.	2,700	102,793	181,308	0.0
Operates pharmacies and drug store chains
Amiyaki Tei Co., Ltd.	239,100	8,741,337	11,907,348	3.0
Operates barbecue restaurant chains
Cosmos Pharmaceutical Corporation	25,900	5,079,568	4,926,162	1.2
Operates drug stores
Create SD Holdings Co., Ltd.	242,400	5,420,637	6,151,788	1.6
Operates pharmacies and drug store chains
Daikokutenbussan Co., Ltd.	193,400	8,110,353	9,504,488	2.4
Operates supermarkets
Don Quijote Holdings Co., Ltd.	61,400	2,339,399	3,460,858	0.9
Operates discount stores

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS*—(Continued)
FEBRUARY 28, 2018

	Shares	Cost	Fair Value	% of Net Assets
Hiday Hidaka Corp.	127,933	$2,262,739	$3,253,968	0.8
Operates restaurant chains
Izumi Co., Ltd.	36,300	1,842,041	2,389,927	0.6
Operates shopping centers, real estate business and credit card services
JINS Inc.	29,500	1,189,659	1,435,920	0.4
Retail sales of eyewear and fashion accessories
Kura Corporation	20,000	914,389	1,217,351	0.3
Operates a sushi restaurant chain
Kusuri No Aoki Holdings Co., Ltd.	76,300	4,037,187	4,544,009	1.1
Operates drug stores
NAFCO Co., Ltd.	67,900	1,074,298	1,301,642	0.3
Operates chain of home and furniture retail outlets
Saint Marc Holdings Co., Ltd	70,900	1,962,716	2,137,805	0.5
Operates restaurant chains
Saizeriya Co., Ltd.	134,000	3,855,303	3,814,209	1.0
Operates restaurants
San-A Co., Ltd.	143,300	6,553,937	7,458,992	1.9
Retail sales of home goods
Seria Co., Ltd.	24,100	747,704	1,211,498	0.3
Discount retail sales
Start Today Co., Ltd.	13,300	322,916	347,266	0.1
Operates retail E-commerce websites
Sundrug Co., Ltd.	23,800	915,713	1,103,784	0.3
Operates pharmacies and drug store chains
Yaoko Co., Ltd.	57,500	2,384,760	3,133,177	0.8
Operates and manages groceries and supermarkets
Yossix Co., Ltd.	10,900	138,387	389,998	0.1
Operates restaurant chains
Total Retail Trade		63,366,681	76,140,572	19.2

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS*—(Continued)
FEBRUARY 28, 2018

	Shares	Cost	Fair Value	% of Net Assets
Services
EPS Holdings, Inc.	65,500	$848,864	$1,378,495	0.4
Performs contract medical research services
H.I.S. Co., Ltd.	265,600	7,311,794	9,914,073	2.5
Travel business
Nihon M&A Center Inc.	14,500	511,084	946,495	0.2
Provides merger and acquisition brokerage services
Nippon Air Conditioning Services Co., Ltd.	349,100	2,082,776	2,458,843	0.6
Provides maintenance and management of building facilities
Relia, Inc	125,600	1,294,636	1,607,916	0.4
Provides telemarketing services
Step Co., Ltd.	136,400	1,338,676	2,282,181	0.6
Operates preparatory schools
Tear Corporation	59,200	429,271	569,653	0.1
Funeral business
Total Services		13,817,101	19,157,656	4.8

Textiles and Apparel
Hogy Medical Co., Ltd.	23,200	1,244,611	1,779,845	0.4
Manufactures medical products
Seiren Co., Ltd.	251,900	3,316,968	4,954,132	1.3
Manufactures synthetic fibers and textile products
Total Textiles and Apparel		4,561,579	6,733,977	1.7

Transportation and Warehousing
Alps Logistics Co., Ltd.	239,500	1,320,904	2,120,403	0.5
General logistics services
Japan Transcity Corporation	837,000	2,985,414	3,493,224	0.9
General logistics services
Meiko Trans Co., Ltd.	379,000	3,838,655	4,368,497	1.1
Marine logistics services
Trancom Co., Ltd.	81,200	4,117,512	5,406,987	1.4
General logistics services
Total Transportation and Warehousing		12,262,485	15,389,111	3.9

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS*—(Continued)
FEBRUARY 28, 2018

	Shares	Cost	Fair Value	% of Net Assets
Transportation Equipment
Hi-Lex Corporation	134,400	$3,444,388	$3,693,243	1.0
Manufactures control cables
Morita Holdings Corporation	64,700	1,023,177	1,231,196	0.3
Operates five business transportation segments
Nissin Kogyo Co., Ltd.	49,000	763,115	876,370	0.2
Manufactures automobile brake systems
Total Transportation Equipment		5,230,680	5,800,809	1.5

Utilities
Keiyo Gas Co., Ltd.	486,000	2,465,637	2,830,537	0.7
Produces gas and energy products
The Okinawa Electric Power Company, Incorporated	148,582	2,535,437	4,045,332	1.0
Produces thermal energy products
Total Utilities		5,001,074	6,875,869	1.7

Wholesale Trade
Ai Holdings Corporation	30,900	832,673	846,508	0.2
Information and security equipment
Kanaden Corporation	333,200	2,834,243	4,324,959	1.1
Factory automation business
Kohsoku Corporation	338,200	3,135,571	3,914,080	1.0
Food and industrial packaging materials
Matsuda Sangyo Co., Ltd.	456,600	5,667,826	8,526,055	2.1
Precious metals, electronic materials, and food
Paltac Corporation	41,300	783,566	2,149,730	0.5
Cosmetics and daily necessities
Ryoden Corporation	767,000	10,786,586	13,394,176	3.4
Purchases electronic and electrical devices
SIIX Corporation	278,600	7,544,185	13,534,800	3.4
Parts procurement, logistics, and manufacturing of electronics
Sugimoto & Co., Ltd.	291,700	3,249,896	5,154,165	1.3
Machine tools and measuring instruments
Techno Associe Co., Ltd.	378,700	3,744,277	4,851,622	1.2
Screws and nonferrous metal products
Total Wholesale Trade		38,578,823	56,696,095	14.2

TOTAL INVESTMENTS IN JAPANESE EQUITY SECURITIES		$312,031,060	$395,875,355	99.7

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS*—(Continued)
FEBRUARY 28, 2018

	Cost	Fair Value	% of Net Assets
FOREIGN CURRENCY
Japanese Yen
Interest bearing account	$1,882,474	$1,888,861	0.5
TOTAL FOREIGN CURRENCY	1,882,474	1,888,861	0.5
TOTAL INVESTMENTS IN JAPANESE EQUITY SECURITIES AND FOREIGN CURRENCY	$313,913,534	$397,764,216	100.2
LIABILITIES LESS OTHER ASSETS, NET		(677,133.00)	(0.2)
NET ASSETS		$397,087,083	100.0

*The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of February 28, 2018.

Japanese Yen     JPY          ¥ 106.625 = USD $1.00

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2018

ASSETS:
Investments in Japanese equity securities, at fair value (cost–$312,031,060)	$395,875,355
Foreign currency, at fair value (cost–$1,882,474)	1,888,861
Receivable for investments sold	1,103,989
Receivable for dividends	398,312
Prepaid expenses	39,280
Cash	203,626
Total Assets	399,509,423
LIABILITIES:
Payable for investments purchased	2,015,489
Accrued management fee	248,271
Accrued directors’ fees and expenses	4,350
Other accrued expenses	154,230
Total Liabilities	2,422,340
NET ASSETS:
Capital stock (28,333,893 shares of capital stock outstanding, 100,000,000 shares authorized, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Accumulated net realized gain on investments and foreign currency transactions	32,935,314
Net unrealized appreciation on investments and foreign currency transactions	83,861,668
Accumulated net investment loss	(8,598,505)
Net Assets	$397,087,083
Net asset value per share	$14.01

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
FEBRUARY 28, 2018

INCOME:
Dividend income (net of $716,825 withholding taxes)	$6,451,440
Interest income	16,830
Other income	31,121
Total Income		$6,499,391
EXPENSES:
Management fee	3,182,436
Custodian fee	319,208
Legal fees	174,495
Directors’ fees and expenses	130,525
Other expenses	196,523
Total Expenses		4,003,187
INVESTMENT INCOME—NET		2,496,204

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments		76,301,390
Net realized gain on foreign currency transactions		100,208
Net realized gain on investments and foreign currency transactions		76,401,598
Net change in unrealized appreciation on investments		7,628,096
Net change in unrealized appreciation on foreign currency transactions and translation		21,216,611
Net realized and unrealized gain on investments and foreign currency transactions and translation		105,246,305
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$107,742,509
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended February 28, 2018	For the Year Ended February 28, 2017
FROM OPERATIONS:
Net investment income	$2,496,204	$3,250,651
Net realized gain on investments	76,301,390	14,027,703
Net realized gain (loss) on foreign currency transactions	100,208	(116,869)
Net change in unrealized appreciation on investments	7,628,096	50,344,095
Net change in unrealized appreciation on foreign currency transactions and translation	21,216,611	3,981,045
Net increase in net assets resulting from operations	107,742,509	71,486,625
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Ordinary income distribution	(15,626,142)	(9,809,194)
Capital gains distribution	(37,542,408)	(16,714,163)
Decrease in net assets derived from distributions to shareholders	(53,168,550)	(26,523,357)
NET ASSETS:
Beginning of year	342,513,124	297,549,856
End of year (including accumulated net investment loss of $8,598,505 and $7,079,728, respectively)	$397,087,083	$342,513,124
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1.	Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in smaller capitalization Japanese equity securities.

The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in United States dollars. The Fund is an investment company that follows the accounting and reporting guidance in accordance with  the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a)      Valuation of Securities—Investments traded in the over-the-counter market are fair valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are fair valued at the last sales price on the principal market on which securities are traded or, lacking any sales, at the last available bid price. Securities and other assets, including futures contracts and related options, that cannot be fair valued using one of the previously mentioned methods are stated at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b)    Foreign Currency Transactions—Transactions denominated in Japanese Yen (“Yen”) are recorded in the Fund’s records at the prevailing exchange rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

The net assets of the Fund are presented at the exchange rates and fair values on February 28, 2018. The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at February 28, 2018. Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities. Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends,

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

(c)    Security Transactions, Investment Income and Distributions to Shareholders—Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the first in, first out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans shall be secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities  loaned.  It  is  the  Fund’s  policy  that collateral equivalent to at least 100% of the fair value of securities on loan must be maintained at all times (when applicable). Collateral is provided in the form of cash, which would be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended February 28, 2018, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d)    Capital Account Reclassification—For the fiscal year ended February 28, 2018, the Fund’s accumulated net investment loss was decreased by $11,611,161 and the accumulated net realized gain on investments and foreign currency transactions was decreased by $11,611,161. These adjustments were primarily due to the result of the reclassification of foreign currency losses and the tax treatment of passive foreign investment companies. These adjustments had no impact on net assets.

(e)    Income Taxes—A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15.315% and such withholding taxes are reflected as a reduction of the related revenue. The withholding tax rate of 15.315% was reduced to 10% upon the submission of Form 17 - Limitation on Benefits Article. There is no withholding tax on realized gains.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.

(f)  Use of Estimates in Financial Statement Preparation—The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(g)      Concentration of Risk—A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(h)    Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the Statement of Assets and Liabilities.

(i)    Other Income—During the fiscal year ended February 28, 2018, the Fund received a reimbursement of $31,121 for prior years’ overbillings from the former Custodian, State Street Corporation.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

2.	Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (“NAM-USA” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the management agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as Investment Adviser to the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, 0.90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, 0.80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, 0.70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, 0.60% of the Fund’s average weekly net assets in excess of $325 million but not exceeding $425 million and 0.50% of the Fund’s average weekly net assets in excess of $425 million. Under the management agreement, the Fund incurred fees to the Manager of $3,182,436 for the fiscal year ended February 28, 2018. Under the investment advisory agreement, NAM earned investment advisory fees of $1,401,012 from the Manager, not the Fund, for the fiscal year ended February 28, 2018. At February 28, 2018, the management fee payable to the Manager by the Fund was $248,271.

Certain officers and/or directors of the  Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the year ended February 28, 2018. The Fund pays each Director not affiliated with the Manager an annual fee of $17,000. In addition, the Fund pays each Director not affiliated with the Manager $2,000 per meeting attended, $1,000 per telephone meeting attended, and Director expenses related to attendance at meetings. The Chairman of the Board, presently Rodney A. Buck, is paid an additional annual fee of $5,000. The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $2,000. Such fees and expenses for unaffiliated Directors aggregated $130,525 for the fiscal year ended February 28, 2018.

3.	Purchases and Sales of Investments

Purchases and sales of investments, exclusive of foreign currency and investments in short-term securities, for the fiscal year ended February 28, 2018 were $187,847,307 and $236,655,513, respectively.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

4.	Federal Income Tax

As of February 28, 2018, net unrealized appreciation on investments, exclusive of foreign currency, for federal income tax purposes was $71,615,567, of which $72,927,809 related to appreciated securities and $1,312,242 related to depreciated securities. The cost of investments, exclusive of foreign currency of $1,882,474, at February 28, 2018 for federal income tax purposes was $324,259,788.

At February 28, 2018, the components of accumulated earnings on a tax basis consisted of unrealized appreciation on investments and foreign currency transactions of $71,632,940, undistributed long-term capital gains of $28,085,599, and undistributed ordinary income of $8,479,938. The differences between book basis and tax basis for unrealized appreciation on investments and foreign currency transactions are attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.

The Fund paid an ordinary income distribution of $18,113,858, which represents $0.6393 per share and a long-term capital gains distributions of $35,054,692, which represents $1.2372 per share to shareholders of record as of December 15, 2017. The distribution was paid on December 21, 2017.

The Fund paid an ordinary income distribution of $11,418,559, which represents $0.4030 per share and a long-term capital gains distributions of $15,104,798, which represents $0.5331 per share to shareholders of record as of December 19, 2016. The distribution was paid on December 23, 2016.

5.	Fair Value Measurements

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

At February 28, 2018, all of the Fund’s investments were determined to be Level 1 securities.

During the fiscal year ended February 28, 2018, there were no transfers between Level 1, Level 2, or Level 3 securities.

During the fiscal year ended February 28, 2018, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

For a share of common stock outstanding throughout each year:

	For the Year Ended
	February 28,		February 29,	February 28,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.09	$10.50	$10.98	$9.85	$8.83

Investment operations:
Net investment income*	0.09	0.12	0.06	0.06	0.05
Net realized and unrealized gain
on investments and foreign currency	3.71	2.41	0.34	1.20	1.17
Total from investment operations	3.80	2.53	0.40	1.26	1.22

Less Distributions:
Distributions from ordinary income	(0.55)	(0.35)	(0.17)	(0.12)	(0.20)
Distributions from capital gains	(1.33)	(0.59)	(0.71)	(0.01)	–
Total from distributions	(1.88)	(0.94)	(0.88)	(0.13)	(0.20)

Net.asset value, end of year.	$14.01	$12.09	$10.50	$10.98	$9.85

Market value, end of year	$12.48	$10.60	$8.98	$9.69	$8.84
Total investment return**	36.0%	24.9%	0.7%	11.2%	13.0%

Ratio/Supplemental Data:
Net assets, end of year (000)	$397,087	$342,513	$297,550	$311,094	$278,994
Ratio of expenses to average net assets	1.05%	1.09%	1.11%	1.13%	1.19%
Ratio of net income to average net assets	0.66%	0.99%	0.50%	0.62%	0.53%
Portfolio turnover rate	50%	20%	24%	41%	101%

*	Based on average shares outstanding.
**
Based on market value per share, adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

The 2017 Annual Meeting of the Shareholders of the Fund was held at the offices of NAM-USA at Worldwide Plaza, 309 West 49th Street, New York, New York on November 15, 2017. The purpose of the meeting was (1) to elect one Class II Director to serve for a term to expire in 2020 and (2) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

At the meeting, Yutaka Itabashi was re-elected to serve as a director of the Fund for a term expiring in 2020 and until his successor is duly elected and qualify. The results of the voting at the Annual Meeting were as follows:

1. To elect one Class II Director:

	Shares Voted For	% of Outstanding Shares	Shares Voted Withhold Authority	% of Outstanding Shares	Shares Abstained	Broker Non-Vote
Yutaka Itabashi	24,924,273	87.97%	1,369,320	4.83%	-	-

INDEPENDENT DIRECTORS

Name, Age, Position(s) Held with the Fund, Length of Service, Other Directorships Held by Director, Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:

Rodney A. Buck (70) Class III Director and Chairman of the Board Director since: 2006 Chairman of the Board since: 2010 Director of 1 fund in the Fund Complex	Owner, Buck Capital Management (private investment management firm) since 2005; Chairman of the Dartmouth-Hitchcock Health Care Investment Committee since 2011.

E. Han Kim (71) Class I Director Director since: 2010 Director of 1 fund in the Fund Complex	Everett E. Berg Professor of Business Administration and Director of Mitsui Financial Research Center at Ross Business School, University of Michigan since 1980; Advisor to CEO of Taubman Asia from 2009-2016; Non-executive Chair of the Board of Korea Telecom (KT) from 2009-2014.

David B. Chemidlin (61) Class III Director and Chairman of the Audit Committee Director since: 2006 Director of 1 fund in the Fund Complex	Owner of AbidesWorks LLC since 2016; Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) from 1995-2016.

Marcia L. MacHarg (69) Class I Director Director since: 2013 Director of 1 fund in the Fund Complex	Partner, Debevoise & Plimpton LLP, 1987-2012; Of Counsel, Debevoise & Plimpton LLP since 2013; Trustee, Board of Trustees of Smith College since 2014 and Chair of the Audit Committee of the Board of Trustees since 2016; Member of the Executive Committee of the Friends of Smith College Libraries from 2013-2015.

JAPAN SMALLER CAPITALIZATION FUND, INC

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

INTERESTED DIRECTOR

Name, Age, Position(s) Held with the Fund, Length of Service, Other Directorships Held by Director, Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:

Yutaka Itabashi (52)* President and Class II Director Director since: 2013 Director of 1 fund in the Fund Complex
Senior Managing Director of NAM since 2015; President and Chief Executive Officer of NAM-USA and President of Nomura Global Alpha LLC ("NGA") since 2013; Managing Director of NAM from 2012-2013; Senior Managing Director of Nomura Funds Research and Technologies Co., Ltd. from 2009-2012.

*	Mr. Itabashi is an “interested person” of the Fund based on his positions with NAM-USA and NAM and as defined in the Investment Company Act.

Committees and Directors’ Meetings. The Board of Directors has a standing Audit Committee, a standing Nominating Committee, and a standing Governance and Compliance Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and are “independent” as defined in the New York Stock Exchange listing standards. Currently, Rodney A. Buck, David B. Chemidlin, E. Han Kim and Marcia L. MacHarg are members of these Committees. The Fund has no standing Compensation Committee.

During the fiscal year ended February 28, 2018, the Board of Directors (or the Independent Directors of the Fund meeting as a group) held six meetings, the Audit Committee held three meetings and the Nominating Committee held one meeting. The Governance and Compliance Committee met as part of each quarterly meeting of the Board of Directors. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which they served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which they served.

JAPAN SMALLER CAPITALIZATION FUND, INC

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

OFFICERS OF THE FUND

Name, Address*, Age, Position(s) Held with the Fund, Term of Office ** and Length of Service	Principal Occupation(s) During Past 5 Years:

Yutaka Itabashi (52) President and Class II Director Director since: 2013 Director of 1 fund in the Fund Complex
Senior Managing Director of NAM since 2015; President and Chief Executive Officer of NAM-USA and President of NGA since 2013; Managing Director of NAM from 2012-2013; Senior Managing Director of Nomura Funds Research and Technologies Co., Ltd. from 2009-2012.

Takeshi Toyoshima (51) Vice President Vice President since: August 2016	Chief Administrative Officer of NAM-USA since 2016; Head of Client Services and Marketing of NAM-USA from 2015-2016; Senior Portfolio Manager of NAM from 2008-2015.

Maria R. Premole (55) Vice President Vice President since: 2013	Vice President of Client Relationship Management of NAM-USA since August 2017; Vice President and Head of Retail Product Management of NAM-USA from 2013 to August 2017; Associate of NAM-USA from 2008-2013.

Neil A. Daniele (57) Secretary and Chief Compliance Officer Secretary since: 2002 Chief Compliance Officer since: 2005	Chief Compliance Officer of NAM-USA since 2005 and Managing Director of NAM-USA since 2007; Chief Compliance Officer of NGA since 2008; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. and Nomura Funds Research and Technologies America, Inc. since 2009; Corporate Secretary of NAM-USA and NGA since 2013.

Amy J. Robles (40) Treasurer Treasurer since: 2013 Assistant Treasurer from 2011 to 2013	Executive Director of NAM-USA since 2015; Controller and Treasurer of NAM-USA and Treasurer of NGA since 2013; Vice President of NAM-USA from 2009-2015.

Kelly S. Lee (35) Assistant Treasurer Assistant Treasurer since: 2015	Vice President of NAM-USA since 2015; Fund Controller at JP Morgan Chase & Co. from 2014- 2015; Financial Services Senior at Ernst & Young LLP from 2010-2014.

* The address of each officer listed above is Worldwide Plaza, 309 West 49th Street, New York, New York 10019.
** Elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

JAPAN SMALLER CAPITALIZATION FUND, INC.

TAX INFORMATION (Unaudited)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year ended February 28, 2018 as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the Fund designates $716,825 as foreign tax credit with the associated foreign gross income of $7,168,265.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which was sent to you separately in January 2018.

REVIEW OF THE FUND’S MARKET PRICE COMPARED TO NET ASSET VALUE (Unaudited)

Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value (‘‘NAV’’). Although  the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the market price of the Fund’s shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in the shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

In addition, on May 26, 2016, the Board of Directors approved a Discount Management Plan. Under the plan, the Fund is authorized to make open-market share repurchases on the New York Stock Exchange. Such repurchases may be made from time to time as authorized by the Board of Directors.

To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or an interval fund. As a “country fund” emphasizing a smaller capitalization segment of the market, the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus. The Board of Directors believes that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and the Directors believe that the recent volatility of the financial markets in Japan supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives. The Board of Directors intends to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

JAPAN SMALLER CAPITALIZATION FUND, INC.

DIVIDEND REINVESTMENT PLAN (Unaudited)

The Dividend Reinvestment Plan (the “Plan”) is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or long-term capital gain distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to Computershare Trust Company, N.A., (the “Plan Agent”), P.O. Box 505000 Louisville, KY 40233. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended February 28, 2018, the Fund issued no new shares for dividend reinvestment purposes.

Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time.

There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the appropriate number of full shares will be reflected in the Fund records and a cash payment for any fractional shares will be issued. The shareholder may also request the Plan Agent to sell part or   all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any  brokerage  commissions.  A  $2.50  fee  plus $0.15 per share sold will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

The Plan Agent will maintain all shareholders’ accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent  to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Trust Company, at Computershare Trust Company, N.A. P.O. Box 505000 Louisville, KY 40233.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
Yutaka Itabashi
E. Han Kim
Marcia L. MacHarg

OFFICERS
Yutaka Itabashi, President
Takeshi Toyoshima, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Robles, Treasurer
Kelly S. Lee, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
Internet Address
http://funds.nomura-asset.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1, Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 505000
Louisville, KY 40233

CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RSM US LLP
80 City Square
Boston, Massachusetts 02129

JAPAN SMALLER CAPITALIZATION FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316

This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.
JAPAN Smaller Capitalization Fund, Inc. ANNUAL REPORT FEBRUARY 28, 2018

 ITEM 2. CODE OF ETHICS

(a) and (b)
As of February 28, 2018, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer; the Registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

(c)	There were no amendments during the fiscal year ended February 28, 2018 to the code of ethics.
(d)	Not applicable.
(e)	Not applicable.
(f)
A copy of the code of ethics will be provided upon request at no charge by contacting the Registrant’s Chief Compliance Officer at (212) 667-1873 or via post request addressed to: Nomura Asset Management U.S.A. Inc., Worldwide Plaza, 309 West 49th Street, Attn: Chief Compliance Officer, New York, NY 10019.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that David B. Chemidlin, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent” as such terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board of Directors; nor will it reduce the responsibility of the other Audit Committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) AUDIT FEES

The aggregate audit fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements or services that are normally provided by the Auditor in connection with statutory and regulatory filings or engagements for those fiscal years were $49,764 for 2018 and $45,240 for 2017.

(b) AUDIT-RELATED FEES

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item were $0 for 2018 and $0 for 2017.

(c) TAX FEES

There were no other services performed for each of the two fiscal years by the Registrant’s principal accountant for tax compliance, tax advice and tax planning services.

(d) ALL OTHER FEES

There were no other services performed for each of the last two fiscal years by the Registrant’s principal accountant.

(e)(1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to pre-approve all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to pre-approve all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to pre-approve non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)
The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Rodney A. Buck, E. Han Kim, David B. Chemidlin and Marcia L. MacHarg are members of the Audit Committee.

(b)	Not applicable.

ITEM 6.   INVESTMENTS

(a)	The Registrant’s investments in securities of unaffiliated issuers as of February 28, 2018 are included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Basic Policy for Responsible Investment Management NOMURA ASSET MANAGEMENT Responsible Investment Committee November 1, 2017

1. Basic Principles for Responsible Investment

The mission of NOMURA ASSET MANAGEMENT ("NAM" or "we" hereafter) is to continuously offer our clients high-quality asset management services to meet the needs of our clients, thereby contributing to the development of society and gaining strong trust through the asset management business.

As a fiduciary asset manager, NAM is committed to act at all times in the best interest of our clients based on our expertise with care required to carry out the duties. We ensure that conflicts of interest are handled ensuring independency and in such a manner so that client interests will never be damaged.

We have been entrusted with our clients’ proxy rights and other rights on securities investment, as well as with securities transactions. We must properly exercise these rights in an effort to maximize the interests of our clients. We cannot achieve the growth of our clients’ assets over the medium to long term unless investee companies achieve sustainable growth and create corporate value. To this end, we are committed to performing stewardship-related activities, including purposeful dialogue with investees (engagement) and proxy voting, to assume the important responsibility as a fiduciary asset manager.

ESG (Environmental, Social and Governance) issues are basic concerns to be addressed by companies to continuously engage in business activities as a member of society and create corporate value. ESG considerations are integral to our investment stewardship. Thus, we must strive to have a dialogue with investee companies to constantly identify how they respond to ESG issues and encourage them to properly take on these challenges through stewardship-related activities.

NAM understands and recognizes that the overall actions as stated above are practices to be performed as a "responsible investor" and these actions will eventually realize the establishment of a sound and sustainable society and efficient and stable capital markets. From this perspective, NAM defines investment involving these actions as “responsible investment” and will make active efforts to ensure such responsibility.

2. Concrete Actions

NAM specifies concrete actions that help attain the basic policy for responsible investment:.

(1) Understanding Investee Companies

• Strive to deepen understanding on business model and strategy, business environment, business management and other important conditions of investee companies.
• When conducting fundamental research and analysis of a company, focus not only on financial information, but also on non-financial information such their ESG practices and the background to certain strategies and management philosophy.
• Render investment judgments on asset management and perform stewardship-related activities, such as engagement with investee companies which includes proxy voting, based on the deep understanding of the company.

(2) Approach to Investee Companies

• In order for investee companies to enhance corporate value and achieve sustainable growth, stipulate the "Ideal Form of Business Management of Investee Companies" (refer to [Appendix 1]) and encourage investee companies to realize it.
• Stipulate "Basic Principles of Engagement" (refer to [Appendix 2]) and "Global Proxy Voting Policy" (refer to [Appendix 3]) and give encouragement to investee companies from a fair and consistent posture.

(3) Control Conflicts of Interests

• Exercise due caution on the possibility of conflicts of interests to assume fiduciary duties and always give priority to client interests.
• Establish a highly transparent system and processes in order to ensure independence and properly control conflicts of interests.

(4) Collaboration and Outside Activities

• Properly perform duties on the understanding that collaboration with other institutional investors, etc., and outside activities will help enhance efficiency to give encouragement to investee companies.
• With regard to collaboration on individual projects, careful judgment should be made in consideration of the duty of confidentiality.
• Continue to collect information regarding responsible investment and reflect it in our business on an as-needed basis.

(5) Information Disclosure and Accountability

• Properly fulfill the duty of accountability regarding our actions as a fiduciary asset manager through information disclosure and reports to clients.

(6) Organization and Actions

• Establish and operate a proper organizational structure so as to promote the above actions in an effective manner.
• Foster our ability on responsible investment by securing experts and strengthening our initiatives.

[Appendix 1]
Ideal Form of Business Management of Investee Companies

NOMURA ASSET MANAGEMENT ("NAM" or "we" hereafter) stipulates the ideal form of business management of investee companies in order for investee companies to enhance corporate value and achieve sustainable growth, which is a driver of investment performance, and actively encourages investees through stewardship-related activities.

1. Proper Efforts on Social Responsibilities

NAM believes that in order to be recognized as a corporate citizen, it is indispensable for companies to continuously act in a proper manner, which constitutes the foundation of sustainability of business activities.

"Compliance" not only includes compliance with laws and regulations, but also aspects of corporate behavior such as commonly agreed practices and the observance of internal rules and regulations as a premise for companies to take appropriate action.

Moreover, we believe that a company’s “proper” efforts in relation to social responsibilities that are included within the “ESG” framework, such as global environmental and social issues, will lead to the enhancement of long-term corporate value.

2. Value Creation through Capital Efficiency

NAM believes that in order for investee companies to enhance corporate value and achieve sustainable growth, it is necessary for investees to create value by utilizing capital with the efficiency that exceeds capital cost over the medium to long term. We also believe that such value creation is necessary for companies to contribute to society.

3. Adequate Performance of Corporate Governance Function

NAM believes the following requirements should be met for the corporate governance practices of a company to enhance capital efficiency, to achieve sustainable growth, and create corporate value:

(1) The board consists of an adequate number of directors qualified for rendering proper business judgments and effective functioning.
(2) The statutory auditors and the audit committee are qualified to audit the activities of the business and function effectively.
(3) Where the board of directors has designated committees of the board to carry out specific functions, each committee shall consist of qualified members and operate with independence.
(4) Executive compensation is well balanced and consistent with long term corporate value creation, and appropriate management incentives are in place.
(5) Corporate governance systems are in place to ensure sufficient internal control in terms of compliance and internal auditing.
(6) Comply with laws and regulations, and properly respond to the Corporate Governance Code.

4. Adequate information disclosure and a dialogue with investors

NAM believes that companies need to uphold their accountability through timely and proper public disclosure in order for us to precisely grasp the state of investee companies. NAM also believes that investee companies should actively hold dialogue with each investor to appropriately reflect investors’ opinions to corporate management.

In particular, with respect to the violation of laws and regulations and criminal activities/fraudulent accounting practices, we will request sufficient disclosure and explanations on investigations of cause, clarification of where responsibility lies, and the formulation and dissemination of effective recurrence countermeasures.

[Appendix 2]

Basic Principles of Engagement

NOMURA ASSET MANAGEMENT ("NAM" or "we" hereafter) considers that engagement (constructive "purposeful dialogue") with investee companies is an effective way to fulfill its stewardship responsibility, and we intend to do so proactively.

NAM believes that engagement should be held based on the deep understanding of investee companies and their business environment. In this way, we will strive to grasp companies’ specific circumstances.  We then support companies in the management of business to help them enhance corporate value and achieve sustainable growth through engagement. At the same time, we do not believe that asking for improvements in companies with management issues is the only method of engagement. We believe it is also very important to reassure well-managed companies of our support as investors.

Because NAM’s operation underlies medium-to-long term investment based on thorough research and analysis of fundamentals, we believe that medium-to-long term fundamentals are key to engagement.  However, we expect the contents of the dialogue with each investee company to vary depending on the business environment and the companies’ specific business circumstances.

Based on the above principles, we set forth the basic stance on performing engagement as shown below, with an intent to fulfill our stewardship responsibilities by deepening mutual understanding through our day-to-day dialogue with investee companies:

(1) Maintain an amicable and constructive stance when communicating with investee companies.
(2) Deepen understanding not only on financial information, but also on non-financial information of the investee companies, which includes ESG issues, the background to certain strategies and management philosophy.
(3) Exchange ideas and opinions with investee companies regarding capital efficiency.
(4) Exchange ideas and opinions regarding the cause and recurrence countermeasures in the event of incidents that breach accepted standards and promote effective corporate management.

NAM will promote investee companies to create value and achieve sustainable growth through such activities.

There may be some cases where we receive material facts that have not been disclosed under the insider trading regulations or information that has a risk of being considered insider trading in the course of performing engagement. Such fact or information must, if received, be treated properly in accordance with laws and regulations, applicable rules and internal rules.

 [Appendix 3]
Global Proxy Voting Policy

1. Policy for Proxy Voting

NOMURA ASSET MANAGEMENT (“NAM” or “we” hereafter) has the fiduciary duty (a duty to manage our business activities in the best interest of our clients) to do our best to enhance returns for our clients as an investment manager. To fulfill our duties, we will continue to encourage investee companies to adopt appropriate management practices, in order to help them to enhance corporate value and achieve sustainable growth. Therefore, we shall exercise our proxy voting rights in a proper manner based on this Policy. We also encourage investee companies to operate their businesses in the best interests of their shareholders over the long term through our proper proxy voting activity.

2. Proxy Voting Guidelines

When exercising proxy voting rights, we will vote for resolutions that are deemed to enhance shareholder value, while voting against those that are deemed harmful to shareholder value. We do not exercise our proxy voting rights solely as a means to address specific social or political issues, irrespective of the investment returns of the company.
When making a judgment on the exercise of proxy voting rights, we regard any misconduct, violation of laws and regulations and rules of stock exchanges, or any act that is deemed questionable in view of efforts directed at ESG issues or social norms, as being harmful to shareholder value.
(Note) ESG refers to environment, social and corporate governance. We place emphasis on ESG issues, as they need to be considered in the context of corporate social responsibility and sustainability.
We closely examine voting resolutions that meet one or more of the conditions listed below. Where we believe that a specific resolution is not in the best interest of shareholders, we will, in principle, decide to vote against the resolution.

(1) The company continuously reports sluggish business performance and its management’s business improvement efforts are considered inadequate. Sluggish business performance indicators that are considered when judging the exercise of proxy voting rights, include performance that leads to a significant decline in the investment returns of the company, such as recording a deficit for three consecutive years. Business performance is based on consolidated accounts. However, if consolidated accounts are not reported, business performance is based on non-consolidated accounts. (The same shall apply hereafter.)
(2) The company accumulates a large amount of excess funds that are deemed not to be used effectively and/or are not distributed to shareholders adequately.
(3) The company’s disclosure is considered inadequate and harmful to shareholder value.
(4) The auditor’s opinion on the issuer is qualified.
(5) The composition and/or size of the company’s board of directors, or the composition and/or size of its board of statutory auditors, audit committee or any other committee is deemed to be inadequate and may harm shareholder value.
(6) Extraordinary resolutions that are deemed highly likely to harm shareholder value.

3. Positions on Specific Issues

(1) Election of Directors

The board of directors is expected to consist of persons who are qualified for the position with sufficient skills and experience and the capability to supervise the execution of the business on behalf of shareholders.
If the company is found to have engaged in any activity that is materially harmful to shareholder value, or if the company’s business performance remains sluggish over a long period and little remedial effort is apparent, or if any similar issue is found with regard to the company, we will in principle vote against the election of directors who are deemed to be responsible for such issues/activities.
In principle, we vote for the election of outside directors. However, we pay special attention to the directors’ qualifications, such as their independence. We determine the independence of the outside directors from a comprehensive perspective on whether they are representatives of major shareholders, have received a large amount of income other than executive remuneration from the company in question, and are related to other executive members.
The number of directors should be adequate and appropriate considering the nature of the company’s business and its scale.

(2) Election of Auditors

Auditors are expected to be qualified to audit the business on behalf of shareholders, and are also expected to function adequately for that purpose.
Where the company is found to have engaged in any activity that is materially harmful to shareholder value or if any similar issue is found with regard to the company in question, and an auditor is found responsible for any part thereof, or is deemed to have failed to fully perform his/her duties, we will vote against the reelection of the auditor.
It is desirable that outside auditors are independent of management. It is not desirable to have a board of statutory auditors and an audit committee composed of outside auditors, all of whom lack independence. We determine the independence of the outside auditors from a comprehensive perspective on whether they are representatives of major shareholders, have received a large amount of income other than executive remuneration from the company in question, and are related to other executive members.
Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.

(3) Election of Accounting Auditors

In principle, we will vote for the election of accounting auditors except where it is found that:
• The accounting auditor has an interest in the company and lacks independence.
• Excessive non-audit remuneration has been paid to the accounting auditor by the company.
• The accounting auditor has expressed inaccurate opinions on the company’s financial conditions.

(4) Executive Remuneration

It is desirable that executive remuneration plans are reasonable and are aligned with the long-term performance of the company.
We vote against remuneration plans, if the company is found to have engaged in any activity that is materially harmful to shareholder value, or the amount of remuneration is inconsistent with or inequitable compared to the company’s overall financial condition, or plans are deemed to substantially harm shareholder value.

(5) Executive Bonus

We will vote against resolutions on executive bonuses when the company is found to have engaged in any activity that is materially harmful to shareholder value, or when there is a significant decline in business performance or share price, or when the bonus payment amount is found to be unreasonably large in relation to past achievements and the current financial conditions of the company, or as compared with other competitors.

(6) Retirement Bonus for Directors and Auditors

We will vote against resolutions on retirement bonuses for retiring executives when the company is found to have engaged in any activity that is materially harmful to shareholder value, or when there is a significant decline in business performance or share price, or when the amount of the retirement bonus payment is found to be unreasonably large considering past achievements and the current financial conditions of the company, or as compared with other competitors.

(7) Stock Remuneration

We will vote against resolutions on offering company stocks as remuneration when the company is found to have engaged in any activity that is materially harmful to shareholder value, or there is a significant decline in business performance or share price, or the value of stock remuneration is found to be unreasonably high in view of past achievement s and the current financial conditions of the company, or as compared with other competitors.
In principle, we vote for stock remuneration plans when the terms and conditions of the plan, such as eligibility and scale, are properly set forth for the purpose of incentivizing executives and employees. However, we vote against such plans when the terms and conditions of the plan, including eligibility and scale, are deemed to be improper. We will require sufficient explanation on stocks offered to outside parties in light of whether it leads to the enhancement of shareholder value.
We will determine whether to vote for or against resolutions on the granting of stock options as remuneration by applying mutatis mutandis the rules on stock remuneration mentioned above.

(8) Allocation of Dividends and Profits

In deciding on distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan and capital policies. In principle, it is desirable that excess funds are distributed to shareholders.
While considering whether the company’s allocation of dividends and profits is consistent with its long-term investment plan and capital policies, we shall vote against allocation policies that are deemed to be significantly inadequate and harmful to shareholder value.

(9) Acquisition of the Company’s Own Stock

While we view the acquisition of the company’s own stock positively as a means to enhance shareholder value, we would oppose such a resolution when it is deemed to be inappropriate for the sake of the company’s capital structure.

(10) Change in Number of Authorized Shares

When said purposes are inappropriate, NAM will in principle vote against a company’s proposed increase in the number of authorized shares.

(11) Issuance of Preferred and Other Classes of Shares

We will in principle vote for resolutions if the purpose is deemed to be clear and appropriate, and the issuance of such shares is deemed not to harm the interests of general shareholders in consideration of appropriate application requirements, the fairness of voting rights, beneficiaries and other relevant matters. Otherwise, we would oppose the resolution in principle.

(12) Corporate Restructuring and Capital Policy (Mergers, Acquisitions, Sale/Transfer of Business, Corporate Separation, Capital Increase, etc.)

We will vote for proposed corporate restructuring and capital policies, if they are deemed appropriate after considering the contents of the respective resolutions, financial conditions (including premiums), effects on shareholder value, basis and rationality of management judgment, fair disclosure, etc., from an overall perspective. Otherwise, we would oppose the resolutions. When general shareholders receive a consideration, whether in the form of shares, money or otherwise, in relation to corporate restructuring or capital policy, we would emphasize the appropriateness of the consideration when forming a judgment on whether to vote for or against the resolutions.

(13) Anti-Takeover Measures

We individually analyze anti-takeover measures. We would oppose such resolutions unless shareholder value is protected.

(14) Amendment of Articles

We will determine whether to vote for or against resolutions on amendments to the articles of incorporation on a case by case basis from the perspective of the long-term enhancement of shareholder value or the protection of shareholder value from impairment. We will vote for (against) such resolutions if we find them appropriate (inappropriate) from these perspectives.

(15) Shareholder Resolution

We will determine whether to vote for or against shareholder resolutions on a case by case basis from the perspective of long-term enhancement of shareholder value or the protection of shareholder value from impairment. We will vote for (against) such resolutions if we find them appropriate (inappropriate) from these perspectives.

(16) Other

NAM will determine whether to vote for or against resolutions on any other issues on a case by case basis from the perspective of the long-term enhancement of shareholder value or the protection of shareholder value from impairment. We will vote for (against) such resolutions if we find them appropriate (inappropriate) from these perspectives.

4. Conflict-of-Interest Management Policy

We conduct business in good faith and consider the fair treatment of our clients, and we appropriately manage conflicts of interest based on our “Conflict-of-Interest Management Policy.”
To manage the risk of a conflict of interest arising, we conduct our business in an appropriate manner by giving first priority to the clients’ interests.
With regard to proxy voting, the Responsible Investment Committee which consists of members who are independent of the investment division , is in charge of policy-makings and final proxy voting decisions. In cases where we exercise proxy voting rights for securities issued by Group Companies and subsidiaries or affiliates of Nomura Holdings Inc., and/or concerning the Group Companies’ interests, after making such facts clear, we refer to opinions from multiple proxy advisors and make decisions at the Responsible Investment Committee to protect the clients’ interests. The Responsible Investment Council validates whether such decisions are adequate and if necessary may make a recommendation to the Responsible Investment Committee. When receiving the recommendation, the Responsible Investment Committee reviews the related proxy voting decision again and makes the final decision.

5. Other

NAM may be unable to vote or may decide to abstain from voting in certain circumstances. The following list, although not exhaustive, highlights some potential instances in which a proxy may not be voted:

(1) Securities Lending
When securities are offered for loan as of the record date of exercising a proxy vote, they need to be collected before exercising the vote. We may not exercise a proxy vote after considering the practical implications of such an exercise and the cost incurred for collecting such securities.

(2) Share Blocking
Some countries and regions require shareholders to deposit their shares with a designated depository during a specific period shortly before a shareholders’ meeting as a condition for exercising a proxy vote. Shares cannot be sold during this blocking period. In such a case, we may not exercise the proxy vote due to practical considerations and the potential for opportunity loss.

(3) Re-registration
In some countries and regions, re-registration of shares is required to exercise a proxy vote. We may choose not to exercise a proxy vote in consideration of the fact that the shares cannot be sold during the re-registration period.

(4) Other
For example, when we are unable to obtain adequate information, e.g. if the period between receipt of the resolutions and the exercise of voting is insufficient. Also, if the cost of voting the proxy outweighs the possible benefit to the client, we may also choose not to exercise the proxy vote.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1) As of February 28, 2018, Mr. Hiromitsu Daimon acts as the Registrant’s lead portfolio manager. Mr. Daimon leads the Japan Small Cap Team of Nomura Asset Management Co., Ltd., the Registrant’s Investment Adviser. He has been a member of the Japan Small/Mid Cap Team and has been managing Japan Small Cap Funds for Japanese retail clients since 2003 and has served as the portfolio manager of the Registrant since 2013. The portfolio manager is primarily responsible for the day-to-day portfolio management for the Registrant. He oversees investment decisions and activities and reviews research analysis.

(2) As of February 28, 2018, the portfolio manager was primarily responsible for the day-to-day portfolio management for the Registrant and for two other pooled investment vehicles that are not registered investment companies under the 1940 Act (with total assets of $138 million as of February 28, 2018). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts and (iii) circumstances where the Registrant’s investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

(3) As of February 28, 2018 the portfolio manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the portfolio manager’s compensation is applied across all accounts managed by the portfolio manager. Generally, the portfolio manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the portfolio manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the portfolio manager’s accounts, measured on a pre-tax basis for rolling three-year periods against the Russell / Nomura Small Cap Tm Index. The quantitative scoring for purposes of the bonus comprises 60 percent of the performance appraisal measurement. The qualitative score is determined by analyzing the quality of the portfolio manager’s contribution to the Registrant’s investment adviser. While the bonus can range up to 100 percent or more of base salary, the Registrant’s investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers’ aggregate cash compensation.

(4) As of February 28, 2018, the portfolio manager did not own beneficially any securities issued by the Registrant.

(b)	Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable.

(b)	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors made or implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 11.  CONTROLS AND PROCEDURES

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)
There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not applicable.

(b)	Not applicable.

ITEM 13.  EXHIBITS

(a) (1)	See Item (2)
(a) (2)	Certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)). See EX‑99.CERT attached hereto.
(a) (3)	Not applicable.
(a) (4)	Not applicable.
(b)
Certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a‑14(b) or Rule15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). See EX‑99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Yutaka Itabashi
Yutaka Itabashi
President, Principal Executive Officer

Date: 5/2/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Yutaka Itabashi
Yutaka Itabashi
President, Principal Executive Officer

Date: 5/2/2018

By: /s/ Amy J. Robles
Amy J. Robles
Treasurer, Principal Financial Officer

Date: 5/2/2018